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                                                                  Exhibit 10.19


                                   Schedules to

                               GTS Fibre, Cap. & Fac.

                                 Purchase Agreement

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                                                                  Exhibit 10.19

                                   SCHEDULE 1

                              DESCRIPTION OF SYSTEM

A trans-Atlantic cable system which is to operate from London and Paris to New York and will include trans-Atlantic subsea elements and backhaul elements in Europe and the United States as shown in the diagram below:

           Link 1                     Link 2                   Link 3
 PoP----------------------LS========================LS---------------------PoP
  |                       ||                        ||                       |
  |                       ||                        ||                       |
  |                       ||                        ||                       |
  | Link 4         Link 5 ||                        || Link 6         Link 7 |
  |                       ||                        ||                       |
  |                       ||                        ||                       |
  |                       ||                        ||                       |
  |                       ||                        ||                       |
 PoP----------------------LS========================LS---------------------PoP
           Link 8                     Link 9                   Link 10

        US Backhaul                Subsea Element         European Backhaul

PoP         =     Terminal Point
LS          =     Landing Station
=====       =     Subsea Element
-----       =     Backhaul Elements

The Subsea Element (Links 2, 5, 6 and 9) will involve the construction of four landing stations ("the Landing Stations"), three submarine cable Links, Long Island North (USA) - UK, UK - France and France - Long Island South (USA) each containing six fiber pairs and a terrestrial link Long Island North (U.S.A.) to Long Island South (U.S.A.) (Link 5). The Landing Stations are currently expected to be at (i) Cornwall (UK), (ii) St. Brieuc (France), (iii) Makamah Beach on the North shore of Long Island, New York (USA) and (iv) Long Beach on the South shore of Long Island, New York (USA). Each amplified fiber pair will be designed for a minimum capacity of 40 wavelengths with each wavelength running at 10 Gbps. The SLTEs will include linear shared protection of 1 per 20 wavelengths.

The Backhaul Elements (Links 1, 3, 4, 7, 8 and 10) will connect the Landing Stations to an optical input/output port on the optical distribution frame ("Terminal Point") in London, Paris, New York City and, at the absolute discretion of FA-1, in New Jersey.


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The backhaul elements will consist of concatenated single fiber pairs meeting
ITU-T G.652 requirements as well as space for repeaters and regenerators at sites chosen by FA-1.

The Initial Stage of the System will consist of the Links 2, 5 and 6 and the Backhaul Elements. The Final Stage will consist of Link 9.


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                                   SCHEDULE 4

                                  O&M PAYMENTS

Purchaser shall pay to FA-1 *** to be:

***

***

***

***

***

***

The operation and maintenance costs of the System shall include, without limitation:

***

***

***

***

***

***

On the Initial RFS Date FA-1 shall provide to Purchaser a budgetary estimate of the costs from the Initial RFS Date until the end of the then calendar year. Thereafter FA-1 shall provide such budgetary estimate on 31st October of each year. Within *** of the end of each year FA-1 shall provide to Purchaser the actual costs for such year and any adjustments necessary will be effected by a debit or credit for the next quarter (and, if necessary, subsequent quarters), as appropriate. Purchaser may

----------
Confidential treatment has been requested with respect to the portions of this agreement with three asterisks (***) and the redacted material has been filed separately with the Securities and Exchange Commission.

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request FA-1 to provide satisfactory evidence of the actual costs and for this purpose FA-1 shall keep appropriate records for a period of five years after the relevant invoice for inspection by an auditor if required.


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